Cash and Cash Equivalents Disclosure	12 Months Ended
Dec. 31, 2013
Cash and Cash Equivalents Disclosure [Text Block]
Cash and cash equivalents  and  short term investments are comprised of the following:

	December 31,
	2013	2012
Total cash and cash equivalents	6,681	7,041
Short term investments	1,000	1,036
Total cash and cash equivalents, and short term investments	7,681	8,077

Short term investments are comprised of money market funds. The aggregate fair value of the short term investments is consistent with their book value. In 2013 and 2012, short term investments comprise € 1.0 million pledged in favour of the bank as a collateral to a € 1.0 million short term loan. See Note 13.